UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2020

WASHINGTON PRIME GROUP INC.
(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	46-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders for Washington Prime Group Inc. (the “Registrant” or “Company”) was held on Monday, June 15, 2020 (the “Annual Meeting”) virtually via webcast. Proxies for the Meeting were solicited by the Registrant pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Three proposals were submitted to a vote of the holders of the Registrant’s common shares. The three proposals are described below:

•	the election of the seven (7) persons named in the Company’s Annual Meeting proxy statement as director and to hold office until the 2021 annual meeting of shareholders;

•	a non-binding advisory vote to approve executive compensation as described in the Company’s Annual Meeting proxy statement; and

•	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
At the Annual Meeting, each of the nominees for election as a director was re-elected and the common shareholders also voted in favor of each of the two other proposals. There was no solicitation in opposition to the Company’s voting recommendation for each proposal that was contained in the Annual Meeting proxy statement.
The final vote tally on each of the proposals is set forth below.

1.	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
i. J. Taggart (“Tag”) Birge	83,563,562	2,302,585	988,254	60,815,854
ii. Louis G. Conforti	83,683,683	2,473,619	697,099	60,815,854
iii. John J. Dillon III	83,098,657	2,799,534	956,210	60,815,854
iv. Robert J. Laikin	83,067,016	2,559,480	1,227,905	60,815,854
v. John F. Levy	83,311,381	2,284,924	1,258,096	60,815,854
vi. Jacquelyn R. Soffer	83,569,159	2,403,356	881,886	60,815,854
vii. Sheryl G. von Blucher	83,992,517	1,958,634	903,250	60,815,854

	For	Against	Abstain	Broker Non- Votes
2. Non-binding advisory vote to approve executive compensation as described in the Company’s proxy statement.	77,770,098	6,931,504	2,152,799	60,815,854

	For	Against	Abstain	Broker Non- Votes
3. Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	144,015,343	2,326,980	1,327,932	0
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Prime Group Inc.
(Registrant)

Date: June 17, 2020	/s/ Robert P. Demchak
Robert P. Demchak Executive Vice President, General Counsel & Corporate Secretary